ORCHID ISLAND CAPITAL ANNOUNCES
ESTIMATED FIRST QUARTER 2022 RESULTS,

APRIL 2022 MONTHLY DIVIDEND AND
MARCH 31, 2022 RMBS PORTFOLIO CHARACTERISTICS
●
April 2022 Monthly Dividend of $0.045 Per Share of Common Stock
●
Estimated Book Value Per Share as of March 31, 2022 of $3.34
●
Estimated GAAP net loss of $0.84 per share for the quarter ended

March 31, 2022, including an
estimated $1.04 per share of net realized and unrealized losses on RMBS and derivative instruments
●
Estimated (19.5)% total return on equity for the quarter
●
Estimated book

value, net

income and

total return

on equity

amounts are

preliminary, subject to

change,
and subject to review by the Company’s independent registered public accounting firm
●
RMBS Portfolio Characteristics as of March 31, 2022
●
Next Dividend Announcement Expected May 11, 2022
Vero

Beach, Fla., April 13, 2022 - Orchid Island

Capital, Inc. (the “Company”) (NYSE: ORC) announced today that the Board
of Directors

(the “Board”)

declared a

monthly cash

dividend for

the month

of April

2022. The

dividend of

$0.045 per

share
will be paid May

27, 2022 to holders

of record of the

Company’s common

stock on April 29,

2022, with an ex-dividend

date
of April 28, 2022. The Company plans on announcing its next common stock dividend on May 11, 2022.
The Company intends to make

regular monthly cash distributions

to its holders of common stock.

In order to qualify as a

real
estate investment trust (“REIT”), the Company must distribute annually to its stockholders an amount at least equal to 90% of
its REIT

taxable income,

determined without

regard to

the deduction

for dividends

paid and

excluding any

net capital

gain.
The Company

will be subject

to income

tax on taxable

income that is

not distributed

and to an

excise tax to

the extent that

a
certain percentage

of its

taxable income

is not

distributed by

specified dates.

The Company

has not

established a

minimum
distribution payment level and is not assured of its ability to make distributions to stockholders in the future.
As of April

13, 2022 and

March 31, 2022,

the Company had

177,117,186 shares of common

stock outstanding. As of

December
31, 2021, the Company had 176,993,049 shares of common stock outstanding

.
Estimated March 31, 2022 Book Value

Per Share
The Company’s estimated book value per

share as of March

31, 2022 was $3.34.

The Company computes book

value per share
by dividing

total

stockholders' equity

by

the total

number

of outstanding

shares

of common

stock. At

March 31,

2022,

the
Company's

preliminary

estimated

total

stockholders'

equity

was

approximately

$592.4

million

with

177,117,186

shares

of
common stock outstanding. These figures and the

resulting estimated book value per share are preliminary,

subject to change,
and subject to review by the Company’s

independent registered public accounting firm.

Estimated Net Loss Per Share and Realized and Unrealized

Gains and Losses on RMBS and Derivative Instruments
The Company estimates it generated a

net loss per share

of $0.84, which includes $1.04 per

share of net realized and

unrealized
losses on RMBS and derivative instruments for the quarter ended March 31, 2022.

These amounts compare to total dividends
declared during

the quarter

of $0.155 per

share.

Net loss

per common

share calculated

under generally

accepted accounting
principles can, and does,

differ from our REIT

taxable income.

The Company views REIT

taxable income as a

better indication
of income

to be

paid in

the form

of a

dividend rather

than net

loss. Many

components of

REIT taxable

income can

only be
estimated at

this time

and our

monthly dividends

declared are

based on

both estimates

of REIT

taxable income

to be

earned
over the course

of the current

quarter and calendar year

and a longer-term estimate

of the REIT

taxable income of the

Company.

These

figures

are

preliminary,

subject

to

change,

and

subject

to

review

by

the

Company’s

independent

registered

public
accounting firm.

Estimated Total

Return on Equity
The Company’s

estimated total return on

equity for the quarter

ended March 31, 2022

was (19.5)%. The Company

calculates
total

return

on

equity

as

the

sum

of dividends

declared

and

paid

during

the

quarter

plus changes

in

book

value

during

the
quarter, divided by the Company’s stockholders’ equity at

the beginning of the

quarter.

The total return was

$(0.845) per share,
comprised of dividends per share of $0.155 and a decrease in book value per share of $1.00 from December 31, 2021.
RMBS Portfolio Characteristics
Details of the RMBS portfolio as of March 31, 2022 are presented below.

These figures are preliminary and subject to change
and, with

respect to figures

that will appear

in the Company’s

financial statements

and associated

footnotes as of

and for the
quarter ended March 31, 2022, are subject to review by the Company’s independent registered public accounting firm.

●
RMBS Valuation

Characteristics
● RMBS Assets by Agency
●
Investment Company Act of 1940 Whole Pool Test

Results
● Repurchase Agreement Exposure by Counterparty
● RMBS Risk Measures
About Orchid Island Capital, Inc.
Orchid Island Capital, Inc. is a specialty finance company that invests on a leveraged basis in Agency RMBS. Our investment
strategy focuses on, and

our portfolio consists of,

two categories of Agency

RMBS: (i) traditional pass-through

Agency RMBS,
such

as

mortgage

pass-through

certificates

and

collateralized

mortgage

obligations

issued

by

Fannie

Mae,

Freddie

Mac

or
Ginnie Mae, and (ii)

structured Agency RMBS. The

Company is managed by

Bimini Advisors, LLC, a

registered investment
adviser with the Securities

and Exchange Commission.
Forward-Looking Statements
This press release contains

forward-looking statements within

the meaning of

the Private Securities Litigation

Reform Act of
1995 and other

federal securities laws. These

forward-looking statements

include, but are not

limited to, statements about

the
Company’s distributions

.

These forward-looking statements are based upon Orchid Island Capital, Inc.’s present expectations, but these statements

are not guaranteed

to occur.

Investors should not place

undue reliance upon forward-looking

statements.
For further

discussion of

the factors

that could

affect outcomes,

please refer

to the

“Risk Factors”

section of

the Company’s
Annual Report on Form 10-K for the fiscal year ended December 31,

2021.

RMBS Valuation Characteristics
($ in thousands)
Realized Realized
Mar 2022 Jan - Mar Modeled Modeled
Net Weighted CPR 2022 CPR Interest Interest
% Weighted Average (1-Month) (3-Month) Rate Rate
Current Fair of Current Average Maturity (Reported (Reported Sensitivity Sensitivity
Type Face Value Portfolio Price Coupon GWAC Age (Months) in Apr) in Apr) (-50 BPS)
(1)
(+50 BPS)
(1)
Pass Through RMBS
15yr 2.5 $ 206,448 $ 204,481 4.46% $ 99.05 2.50% 2.87%

15

159

13.3% 9.8% $ 3,967 $ (4,144)
15yr 4.0 425 441 0.01% 103.99 4.00% 4.54%

47

133

0.7% 0.7% 7 (7)
15yr Total 206,873 204,922 4.47% 99.06 2.50% 2.88%

16

159

13.3% 9.8% 3,974 (4,151)
30yr 2.5 145,559 139,140 3.04% 95.59 2.50% 3.31%

5

354

4.1% 2.9% 3,905 (4,375)
30yr 3.0 3,730,328 3,679,649 80.33% 98.64 3.00% 3.48%

11

346

7.0% 7.2% 98,820 (108,173)
30yr 3.5 238,175 243,620 5.32% 102.29 3.50% 4.04%

25

328

15.9% 15.0% 5,781 (6,215)
30yr 4.0 101,708 105,186 2.30% 103.42 4.00% 4.75%

30

327

37.0% 30.4% 1,858 (2,129)
30yr Total 4,215,770 4,167,595 90.98% 98.86 3.04% 3.53%

12

345

8.2% 8.0% 110,364 (120,892)
Total Pass Through

RMBS
4,422,643 4,372,517 95.46% 98.87 3.01% 3.50%

13

336

8.4% 8.1% 114,338 (125,043)
Structured RMBS
IO 20yr 3.0 350,810 40,756 0.89% 11.62 3.00% 3.69%

69

165

20.7% 19.6% (1,073) 806
IO 20yr 4.0 12,785 1,533 0.03% 11.99 4.00% 4.57%

123

110

17.0% 14.8% (4) 2
IO 30yr 3.0 43,536 6,570 0.14% 15.09 3.00% 3.69%

33

320

15.8% 19.7% (360) 312
IO 30yr 3.5 721,916 128,985 2.82% 17.87 3.50% 4.01%

54

297

17.4% 17.5% (5,076) 4,348
IO 30yr 4.0 159,528 27,516 0.60% 17.25 4.00% 4.56%

71

280

25.2% 26.9% (1,478) 1,393
IO 30yr 4.5 4,439 809 0.02% 18.23 4.50% 4.99%

141

206

20.8% 21.4% (34) 30
IO 30yr 5.0 2,496 448 0.01% 17.95 5.00% 5.36%

141

206

33.1% 21.7% (20) 19
IO Total 1,295,510 206,617 4.51% 15.95 3.42% 4.00%

61

257

19.3% 19.3% (8,045) 6,910
IIO 30yr 4.0 37,143 1,460 0.03% 3.93 3.75% 4.40%

55

297

5.3% 27.3% 182 (205)
Total Structured

RMBS
1,332,653 208,077 4.54% 15.61 3.43% 4.01%

60

258

18.9% 19.5% (7,863) 6,705
Total Mortgage Assets $ 5,755,296 $ 4,580,594 100.00% 3.11% 3.62%

24

318

10.8% 10.7% $ 106,475 $ (118,338)
Interest Interest
Average Hedge Rate Rate
Notional Period Sensitivity Sensitivity
Hedge Balance End (-50 BPS)
(1)
(+50 BPS)
(1)
5-Year Treasury

Future
(2)
$ (1,194,000) Jun-2022 $ (22,697) $ 40,728
10-Year Treasury

Ultra
(3)
(270,000) Jun-2022 (19,854) 21,726
Swaps (1,400,000) Jul-2028 (39,846) 38,395
Swaptions (777,800) Mar-2023 (4,133) 3,479

Hedge Total $ (3,641,800) $ (86,530) $ 104,328
Rate Shock Grand Total $ 19,945 $ (14,010)
(1)
Modeled results from

Citigroup Global Markets

Inc. Yield

Book. Interest rate

shocks assume instantaneous

parallel shifts and horizon

prices are calculated

assuming
constant LIBOR option-adjusted spreads. These results are for illustrative purposes only and actual results may differ materially.
(2)
Five-year Treasury futures contracts were valued

at prices of $114.69 at March 31, 2022.

The market value of the short position was $1,369.4 million.
(3)
Ten-year Treasury

Ultra futures contracts were valued at prices of $135.47 at March 31, 2022.

The market value of the short position was $365.8 million.
RMBS Assets by Agency Investment Company Act of 1940 Whole Pool Test
($ in thousands) ($ in thousands)
Percentage Percentage
Fair of Fair of
Asset Category Value Portfolio Asset Category Value Portfolio
As of March 31, 2022 As of March 31, 2022
Fannie Mae $ 3,016,954 65.9% Non-Whole Pool Assets $ 277,250 6.1%
Freddie Mac 1,563,640 34.1% Whole Pool Assets 4,303,344 93.9%
Total Mortgage Assets $ 4,580,594 100.0% Total Mortgage Assets $ 4,580,594 100.0%

Borrowings By Counterparty
($ in thousands)
Weighted Weighted
% of Average Average
Total Total Repo Maturity Longest
As of March 31, 2022 Borrowings Debt Rate in Days Maturity
J.P.

Morgan Securities LLC
$ 390,917 8.6% 0.35% 12 4/25/2022
Merrill Lynch, Pierce, Fenner & Smith Incorporated 376,951 8.4% 0.29% 15 4/26/2022
ABN AMRO Bank N.V. 357,326 8.0% 0.33% 12 4/14/2022
Mitsubishi UFJ Securities (USA), Inc 326,430 7.3% 0.51% 35 5/31/2022
Cantor Fitzgerald & Co., Inc. 315,791 7.1% 0.38% 27 5/13/2022
ED&F Man Capital Markets Inc. 282,992 6.3% 0.27% 17 4/25/2022
Mirae Asset Securities (USA) Inc. 263,899 5.9% 0.32% 58 9/14/2022
RBC Capital Markets, LLC 247,015 5.5% 0.37% 17 4/29/2022
Goldman, Sachs & Co. LLC 238,179 5.3% 0.44% 24 4/25/2022
ING Financial Markets LLC 221,203 5.0% 0.40% 35 5/5/2022
ASL Capital Markets Inc. 199,024 4.5% 0.38% 18 4/22/2022
Santander Bank, N.A. 189,837 4.3% 0.38% 21 4/25/2022
Citigroup Global Markets Inc. 182,158 4.1% 0.39% 20 4/25/2022
Nomura Securities International, Inc. 176,167 3.9% 0.38% 17 4/18/2022
Daiwa Capital Markets America Inc. 173,083 3.9% 0.39% 18 4/18/2022
Wells Fargo Bank, N.A. 132,026 3.0% 0.35% 14 4/21/2022
BMO Capital Markets Corp. 124,021 2.8% 0.42% 18 4/20/2022
Austin Atlantic Asset Management Co. 87,245 2.0% 0.39% 6 4/6/2022
Lucid Cash Fund USG, LLC 82,630 1.9% 0.42% 14 4/14/2022
South Street Securities LLC 65,571 1.5% 0.37% 18 4/18/2022
StoneX Financial Inc. 27,648 0.6% 0.19% 19 4/19/2022
Mizuho Securities USA, Inc 3,996 0.1% 0.90% 12 4/12/2022
Total Borrowings $ 4,464,109 100.0% 0.37% 22 9/14/2022
Contact:
Orchid Island Capital, Inc.
Robert E. Cauley
3305 Flamingo Drive, Vero

Beach, Florida 32963
Telephone: (772)

231-1400